                         SUPPLEMENT TO THE PROSPECTUSES

                              WARBURG PINCUS FUNDS

The following information supersedes certain information in the funds' Prospectuses.

New Adviser. Effective today, Credit Suisse Asset Management, LLC (CSAM) became the funds' investment adviser as a result of the closing of the previously announced acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus) by Credit Suisse Group (Credit Suisse), and the combination of Warburg Pincus with Credit Suisse's existing U.S. asset management business. Accordingly, all references in the Prospectuses to Warburg Pincus are now to CSAM.

CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse. CSAM, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years and has assets under management of approximately $58.7 billion. CSAM's principal business address is 153 East 53rd Street, New York, New York 10022.

Change of Name of Distributor. Counsellors Securities Inc., the funds' distributor, has changed its name to Credit Suisse Asset Management Securities, Inc. to reflect its ownership by Credit Suisse.

Address Change. The following address replaces the current address provided in the Prospectus for overnight or courier service: Boston Financial, Attn: Warburg Pincus Funds, 66 Brooks Drive, Braintree, MA 02184.

Dated: July 6, 1999

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 30, 1999
                             As Revised July 6, 1999

                             WARBURG PINCUS TRUST II

                             FIXED INCOME PORTFOLIO
                          GLOBAL FIXED INCOME PORTFOLIO

This Statement of Additional Information provides information about Warburg Pincus Trust II (the "Trust"), relating to the Fixed Income and Global Fixed Income Portfolios (each a "Portfolio," and together, the "Portfolios") that supplements information contained in the Prospectus or Prospectuses for the relevant Portfolio (collectively, the "Prospectuses"), each dated April 30, 1999.

The Trust's audited Annual Reports dated December 31, 1998, which either accompany this Statement of Additional Information or have previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

This Statement of Additional Information is not itself a Prospectus, no investment in shares of the Portfolios should be made solely upon the information contained herein. Copies of the Trust's Prospectuses, Annual Report and information regarding each Portfolio's current performance may be obtained by writing or telephoning:

                                 Warburg Pincus
                                  P.O. Box 9030
                              Boston, MA 02205-9030
                                  800-222-8977

                                TABLE OF CONTENTS

                                                                                                            PAGE
                                                                                                            ----
INVESTMENT OBJECTIVES AND POLICIES............................................................................1
Options on Securities and Securities Indices and Currency Exchange Transactions...............................1
Securities Options............................................................................................1
Securities Index Options......................................................................................4
OTC Options...................................................................................................5
Currency Exchange Transactions................................................................................5
     Forward Currency Contracts...............................................................................6
     Currency Options.........................................................................................6
     Currency Hedging.........................................................................................6
Futures Activities............................................................................................7
Futures Contracts.............................................................................................7
Options on Futures Contracts..................................................................................8
Hedging Generally.............................................................................................9
Swaps.........................................................................................................10
Asset Coverage for Forward Contracts, Options, Futures and Options on Futures and
     Swaps....................................................................................................11
Debt Securities...............................................................................................12
     Below Investment Grade Securities........................................................................12
     Loan Participations and Assignments......................................................................13
     Convertible Securities...................................................................................14
     Structured Securities....................................................................................14
     Mortgage-Backed Securities...............................................................................15
     Asset-Backed Securities..................................................................................16
     Structured Notes, Bonds or Debentures....................................................................16
     Stand-By Commitment Agreements...........................................................................16
     Variable Rate and Master Demand Notes....................................................................17
     Municipal Obligations....................................................................................18
     Interest Rate, Index, Mortgage and Currency Swaps; Interest Rate Caps, Floors and
         Collars..............................................................................................19
U.S. Government Securities....................................................................................20
Money Market Obligations......................................................................................21
     Repurchase Agreements....................................................................................21
     Money Market Mutual Funds................................................................................21
     Temporary Defensive Strategies...........................................................................22
Foreign Investments...........................................................................................22
     Foreign Currency Exchange................................................................................22
     Information..............................................................................................22
     Political Instability....................................................................................23
     Foreign Markets..........................................................................................23
     Increased Expenses.......................................................................................23


                                      (i)

     Privatizations...........................................................................................23
     Foreign Debt Securities..................................................................................23
     Brady Bonds..............................................................................................24
     Depositary Receipts......................................................................................24
     Emerging Markets.........................................................................................24
     Euro Conversion..........................................................................................25
Securities of Other Investment Companies......................................................................25
Lending of Portfolio Securities...............................................................................25
Reverse Repurchase Agreements and Dollar Rolls................................................................26
When-Issued Securities and Delayed-Delivery Transactions......................................................27
Short Sales "Against the Box".................................................................................27
REITs.........................................................................................................28
Warrants......................................................................................................28
Non-Publicly Traded and Illiquid Securities...................................................................28
     Rule 144A Securities.....................................................................................29
Small Capitalization and Emerging Growth Companies; Unseasoned Issuers........................................30
"Special Situation" Companies.................................................................................30
Borrowing.....................................................................................................31
Non-Diversified Status........................................................................................31
Other Investment Limitations..................................................................................31

PORTFOLIO VALUATION...........................................................................................33

PORTFOLIO TRANSACTIONS........................................................................................34

PORTFOLIO TURNOVER............................................................................................36

MANAGEMENT OF THE TRUST.......................................................................................37
Officers and Board of Trustees................................................................................37
Trustees' Compensation........................................................................................41
Portfolio Managers............................................................................................41
Investment Adviser and Co-Administrators......................................................................42
Custodians and Transfer Agent.................................................................................44
Distribution and Shareholder Servicing........................................................................44
     Distributor..............................................................................................44
     Shareholder Servicing....................................................................................44
Organization of the Trust.....................................................................................45

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................................................46

ADDITIONAL INFORMATION CONCERNING TAXES.......................................................................47

DETERMINATION OF PERFORMANCE..................................................................................49

INDEPENDENT ACCOUNTANTS AND COUNSEL...........................................................................53

FINANCIAL STATEMENTS..........................................................................................53

MISCELLANEOUS.................................................................................................53


                                      (ii)

                       INVESTMENT OBJECTIVES AND POLICIES

            The following information supplements the descriptions of each Portfolio's investment objective and policies in the Prospectuses. There are no assurances that the Portfolios will achieve their investment objectives.

            The investment objective of the Fixed Income Portfolio is total return consistent with prudent investment management.

            The investment objective of the Global Fixed Income Portfolio is total return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation.

            Unless otherwise indicated, all of the Portfolios are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below.

            The Portfolios are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future.

            Options on Securities and Securities Indices and Currency Exchange Transactions

            Each Portfolio may purchase and write (sell) options on securities, securities indices and currencies for hedging purposes or to increase total return. Up to 25% of a Portfolio's total assets may be at risk in connection with investing in options on securities, securities indices and, if applicable, currencies. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

            Securities Options. Each Portfolio may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as OTC options.

            Each Portfolio realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

            The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.

However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.

            The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Portfolio that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

            If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly, to the extent that the premium received offsets the effects of the decline.

            In the case of options written by a Portfolio that are deemed covered by virtue of the Portfolio's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice. In these instances, the Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

            Additional risks exist with respect to certain of the securities for which the Portfolios may write covered call options. For example, if a Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

            Options written by a Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money,"

"at-the-money" and "out-of-the-money," respectively. The Portfolios may write
(i) in-the-money call options when Credit Suisse Asset Management, LLC, the Portfolios' investment adviser ("CSAM"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when CSAM expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when CSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, a Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

            Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Portfolio prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Portfolio may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When the Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs. Similarly, in cases where the Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Portfolio under an option it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as a result of the transaction. So long as the obligation of the Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. A Portfolio cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

            There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Portfolio's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Portfolio. The Portfolio, however, intends to purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

            Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Trust or a Portfolio and other clients of CSAM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Portfolio will be able to purchase on a particular security.

            Securities Index Options. Each Portfolio may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

            Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

            OTC Options. The Portfolios may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

            Exchange traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although the Portfolios will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolios, there can be no assurance that a Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Portfolio. Until a Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Portfolio's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

            Currency Exchange Transactions. The value in U.S. dollars of the assets of a Portfolio that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Portfolio may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing and writing exchange-traded currency options. Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.

            Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

            At or before the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

            Currency Options. The Portfolios may purchase and write exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

            Currency Hedging. The Portfolios' currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

            A decline in the U.S. dollar value of a foreign currency in which the Portfolio's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Portfolio may purchase foreign currency put options. If the value of the foreign currency does decline, the Portfolio will have the right to sell the foreign currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

            While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Portfolio's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against a price decline if the issuer's creditworthiness deteriorates.

            Futures Activities. Each Portfolio may enter into foreign currency, interest rate and securities index futures contracts and purchase and write
(sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of the Portfolio's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Portfolios reserve the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with a Portfolio's policies. There is no overall limit on the percentage of Portfolio assets that may be at risk with respect to futures activities.

            Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

            No consideration is paid or received by a Portfolio upon entering into a futures contract. Instead, the Portfolio is required to segregate with its custodian an amount of cash or securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Portfolios will also incur brokerage costs in connection with entering into futures transactions.

            At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Portfolios may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio's performance.

            Options on Futures Contracts. Each Portfolio may purchase and write put and call options on foreign currency, interest rate and securities index a futures contract and may enter into closing transactions with respect to such options to terminate existing positions.

There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

            An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

            Hedging Generally. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Portfolio may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

            In hedging transactions based on an index, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the stock index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in an index and movements in the price of index futures, a correct forecast of general market trends by CSAM still may not result in a successful hedging transaction.

            A Portfolio will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Portfolio of hedging transactions will be subject to CSAM's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio's performance.

            To the extent that a Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.

            Swaps. Each Portfolio may enter into swaps relating to interest rates, indexes, currencies and equity interests of foreign issuers. A swap transaction is an agreement between a Portfolio and a counterparty to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a stock index, a basket of stocks or a single stock. A Portfolio may enter into these transactions for hedging purposes such as to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios may also use these transactions for speculative purposes to increase total return, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

            A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, CSAM believes such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act"), and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, a Portfolio will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.

            Asset Coverage for Forward Contracts, Options, Futures and Options on Futures and Swaps. Each Portfolio will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts; options written by the Portfolio on securities, securities indexes, currencies and swaps; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

            For example, a call option written by the Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

            Debt Securities. Each Portfolio may invest without limit in debt securities. The interest income to be derived may be considered as one factor in selecting debt securities for investment by CSAM. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital growth when interest rates are expected to decline. The success of such a strategy is dependent upon CSAM's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

            Each Portfolio may invest to a limited extent in zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders as a result of a Portfolio's investment in zero coupon securities.

            A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by CSAM. Securities rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Portfolio should continue to hold the securities.

            Below Investment Grade Securities. Each Portfolio may hold up to 35% of its net assets in fixed income securities rated below investment grade and as low as C by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's Ratings Services ("S&P"), and in comparable unrated securities considered to be of equivalent quality. Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by CSAM to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Below investment grade securities (commonly referred to as "junk bonds"), (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

            While the market values of below investment grade securities tend to react less to fluctuations in interest rate levels than do those of investment grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, below investment grade securities generally present a higher degree of credit risk. Issuers of below investment grade securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

            An economic recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

            A Portfolio may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Portfolios anticipate that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the ability to dispose of particular issues when necessary to meet the liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolios to obtain accurate market quotations for purposes of valuing the Portfolios and calculating their net asset values.

            The market value of below investment grade securities is more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact the Portfolios' net asset value. The Portfolios will rely on the judgment, analysis and experience of CSAM in evaluating the creditworthiness of an issuer. In this evaluation, CSAM will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Normally, below investment grade securities are not intended for short-term investment. Each Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.

            Loan Participations and Assignments. The Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Portfolios' investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in a Portfolio having a contractual relationship only with the Lender, not with the Borrower. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. A Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the Borrower is determined by CSAM to be creditworthy.

            When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

            There are risks involved in investing in Participations and Assignments. A Portfolio may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Portfolio's ability to dispose of particular Participations or Assignments when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its net asset value.

            Convertible Securities. Convertible securities in which each Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.

            Structured Securities. Each Portfolio may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

            Mortgage-Backed Securities. Each Portfolio may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

            Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Portfolio's yield.

            The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

            Asset-Backed Securities. Each Portfolio may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

            Asset-backed securities present certain risks that are not presented by other securities in which the Portfolio may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

            Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Portfolio's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

            Stand-By Commitment Agreements. The Portfolios may acquire "stand-by commitments" with respect to securities held in their portfolios. Under a stand-by commitment, a dealer agrees to purchase at a Portfolio's option specified securities at a specified price. The Portfolio's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by a Portfolio may also be referred to as "put" options. A stand-by commitment is not transferable by a Portfolio, although the Portfolio can sell the underlying securities to a third party at any time.

            The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. When investing in stand-by commitments, the Portfolios will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of CSAM, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, CSAM will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Portfolios will acquire stand-by commitments only in order to facilitate portfolio liquidity and do not intend to exercise their rights under stand-by commitments for trading purposes.

            The amount payable to a Portfolio upon its exercise of a stand-by commitment is normally (i) the Portfolio's acquisition cost of the securities (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

            The Portfolios expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolios may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such commitments (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in a Portfolio's portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

            The Portfolios would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by a Portfolio would be valued at zero in determining net asset value. Where a Portfolio paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Portfolio. Stand-by commitments would not affect the average weighted maturity of the Portfolio's portfolio.

            The Internal Revenue Service has issued a revenue ruling to the effect that a registered investment company will be treated for federal income tax purposes as the owner of Municipal Obligations acquired subject to a stand-by commitment and the interest on the Municipal Obligations will be tax exempt to a Portfolio.

            Variable Rate and Master Demand Notes. (Fixed Income Portfolio) The Fixed Income Portfolio may invest in variable rate and master demand notes. Variable rate demand notes ("VRDNs") are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

            Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by a Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Portfolio could, for this or other reasons, suffer a loss to the extent of the default.

            Municipal Obligations. Municipal Obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

            The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved.

            There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fixed Income Portfolio, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. CSAM will consider such an event in determining whether the Portfolio should continue to hold the obligation. See the Appendix attached hereto for further information concerning the ratings of Moody's and S&P and their significance.

            Among other instruments, the Fixed Income Portfolio may purchase short term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short term loans. Such notes are issued with a short term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

            The yields on Municipal Obligations are dependent upon a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal bond market, size of a particular offering, maturity of the obligation offered and rating of the issue.

            Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.

            Interest Rate, Index, Mortgage and Currency Swaps; Interest Rate Caps, Floors and Collars. Each Portfolio may enter into interest rate, index and mortgage swaps and interest rate caps, floors and collars for hedging purposes or to seek to increase total return; and each Portfolio may enter into currency swaps for hedging purposes. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

            A Portfolio will enter into interest rate, index and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable by the Portfolio under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by the Portfolio under a currency swap or an interest rate cap, floor or collar are held in a segregated account consisting of cash or liquid securities, the Portfolios and CSAM believe that swaps do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act") and, accordingly, will not treat them as being subject to each Portfolio's borrowing restriction.

            A Portfolio will not enter into interest rate, index, mortgage or currency swaps, or interest rate cap, floor or collar transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's or, if unrated by such rating organizations, determined to be of comparable quality by CSAM.

            U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which a Portfolio may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

            Other U.S. government securities the Portfolios may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan

Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Each Portfolio may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

            Money Market Obligations. Each Portfolio is authorized to invest under normal market conditions up to 35% of its assets in short-term money market obligations having remaining maturities of less than one year at the time of purchase. Money market instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

            Repurchase Agreements. Each Portfolio may invest up to 20% of its total assets in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert this right. CSAM, acting under the supervision of each Portfolio's Board, monitors the creditworthiness of those bank and non-bank dealers with which the Portfolio enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

            Money Market Mutual Funds. Where CSAM believes that it would be beneficial to a Portfolio and appropriate considering the factors of return and liquidity, a Portfolio may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Portfolio or CSAM. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in any mutual fund, a Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's management fees and other expenses with respect to assets so invested.

            Temporary Defensive Strategies. For temporary defensive purposes or, in the case of the Global Fixed Income Portfolio, during times of international political or economic uncertainty, each Portfolio may invest without limit in short-term money market obligations.

            Foreign Investments. The Fixed Income Portfolio may not invest more than 35% of its assets in securities denominated in a currency other than U.S. dollars. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. A Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

            Foreign Currency Exchange. Since the Global Fixed Income Portfolio will be investing substantially, and the Fixed Income Portfolio may be investing, in securities denominated in currencies other than the U.S. dollar, and since the Portfolios may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, each Portfolio's investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the U.S. dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a Portfolio with respect to its foreign investments. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

            Information. Many of the foreign securities held by a Portfolio will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC.

Accordingly, there may be less publicly available information about such securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

            Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

            Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold, which may result in increased exposure to market and foreign exchange fluctuation and increased liquidity.

            Increased Expenses. To the extent that each Portfolio invests in foreign securities, the operating expenses of the Fixed Income Portfolio may, and the Global Fixed Income Portfolio can, be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of each Portfolio associated with foreign investing, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies.

            Privatizations. Each Portfolio may invest in privatizations (i.e. foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Portfolios, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

            Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

            The foreign government securities in which the Portfolios may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the

European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

            Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.

            Brady Bonds. Each Portfolio may invest in so-called "Brady Bonds," which have been issued by Costa Rica, Mexico, Uruguay and Venezuela and which may be issued by other Latin American countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market for debt of Latin American issuers.

            Depositary Receipts. Certain of the above risks may be involved with ADRs, European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership of underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies. The risks associated with investing in securities of non-U.S. issuers are generally heightened for investments in securities of issuers in emerging markets.

            Emerging Markets. Each Portfolio may invest in securities of issuers located in less developed countries considered to be "emerging markets." Investing in securities of issuers located in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

            Euro Conversion. The introduction of a single European currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union presents unique risks and uncertainties for investors in those countries, including (i) the functioning of the payment and operational systems of banks and other financial institutions; (ii) the creation of suitable clearing and settlement payment schemes for the euro; (iii) the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; and (iv) whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic Monetary Union could adversely affect the euro. These or other factors may cause market disruptions and could adversely affect the value of foreign securities and currencies held by the Portfolios.

            Securities of Other Investment Companies. Each Portfolio may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, a Portfolio may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio's total assets and (iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets.

            Lending of Portfolio Securities. Each Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board of Trustees (the "Board"). These loans, if and when made, may not exceed 33-1/3% of a Portfolio's total assets (including the Loan collateral) taken at value. A Portfolio will not lend portfolio securities to its investment adviser, any sub-investment adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. From time to time, a Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a "finder."

            By lending its securities, a Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Each Portfolio will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio's ability to recover the loaned securities or dispose of the collateral for the loan or possible decline in the value of the loaned securities during the period in which the Portfolio seeks to assert its rights.

            Reverse Repurchase Agreements and Dollar Rolls. Each Portfolio may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Portfolio enters into a reverse repurchase agreement, it will segregate cash or liquid securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

            The Portfolios also may enter into "dollar rolls," in which the Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio would forego principal and interest paid on such securities. The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Portfolio enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

            When-Issued Securities and Delayed-Delivery Transactions. Each Portfolio may use up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). A Portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if CSAM deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. When a Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

            Short Sales "Against the Box". Each Portfolio may enter into short sales "against the box." Not more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for such sales at any one time. In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security a Portfolio does not own, a short sale is "against the box" to the extent that a Portfolio contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. If the Portfolio engages in a short sale, the collateral for the short position will be segregated by the Portfolio's custodian or qualified sub-custodian. While the short sale is open, the Portfolio will continue to segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position.

            The Portfolios do not intend to engage in short sales against the box for investment purposes. A Portfolio may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security). In such case, any future losses in the Portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

            If a Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Portfolio may effect short sales.

            REITs. Each Portfolio may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Trust, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Portfolio investing in a REIT will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio.

            Warrants. Each Portfolio may invest up to 10% of its total assets in warrants. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. A Portfolio may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant.

            Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

            Non-Publicly Traded and Illiquid Securities. A Portfolio may not invest more than 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven calendar days and, with respect to the Fixed Income Portfolio, VRDNs and master demand notes providing for settlement upon more than seven days notice by the Portfolio. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

            Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

            In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

            Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Portfolio's investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.

            Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

            An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Portfolio's limits on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board may consider, inter alia, the following factors: (i) the unregistered nature of the security;
(ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

            Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolios. The Board may adopt guidelines and delegate to CSAM the daily function of determining and monitoring the illiquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

            Small Capitalization and Emerging Growth Companies; Unseasoned Issuers. Investments in small- and medium- sized and emerging growth companies and companies with continuous operations of less than three years ("unseasoned issuers"), which may include foreign securities, involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

            "Special Situation" Companies. "Special situation companies" are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, may provide an attractive investment opportunity. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Although investing in securities of small- and medium-sized and emerging growth companies, unseasoned issuers or issuers in "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.

            Borrowing. Each Portfolio may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Portfolio's net assets. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Each Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.

            Non-Diversified Status. Each Portfolio is classified as non-diversified within the meaning of the 1940 Act, which means that it is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified portfolio, each Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. Each Portfolio's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. To qualify, each Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer or of two or more issuers in which the Portfolio has 20% or more voting control and which are in similar or related trades or businesses, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer.

Other Investment Limitations

            The investment limitations numbered 1 through 9 may not be changed without the affirmative vote of the holders of a majority of a Portfolio's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 10 through 13 may be changed by a vote of the Board at any time. If a percentage restriction (other than the percentage limitation set forth in No. 1, below) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.

        A Portfolio may not:

        1. Borrow money except that the Portfolio may (i) borrow from banks for temporary or emergency purposes and (ii) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Portfolio may not exceed 30% of the value of the Portfolio's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

        2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

        3. Make loans, except that the Portfolio may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

        4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

        5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Portfolio may invest in (i) securities secured by real estate, mortgages or interests therein and (ii) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

        6. Make short sales of securities or maintain a short position, except that the Portfolio may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box."

        7. Issue any senior security except as permitted under the 1940 Act.

        8. Purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

        9. Invest in commodities, except that the Portfolio may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

        10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange or as otherwise permitted under the 1940 Act.

        11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

        12. Invest more than 15% of the value of the Portfolio's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days, (b) VRDNs and master demand notes providing for settlement upon more than seven days notice by the Portfolio and (c) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

        13. Make additional investments (including roll-overs) if the Portfolio's borrowings exceed 5% of its net assets.

                               PORTFOLIO VALUATION

            The following is a description of the procedures used by each Portfolio in valuing its assets.

            Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an OTC market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the highest bid and lowest asked quotations. If there are no such quotations, the value of the securities will be taken to be the lowest bid quotation on the exchange or market. Options or futures contracts will be valued similarly. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. In determining the market value of portfolio investments, a Portfolio may employ outside organizations (a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Short-Term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Securities, options and futures contracts for which market quotations are not available and certain other assets of a Portfolio will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

            Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New

York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Portfolio's net asset value is not calculated. As a result, calculation of a Portfolio's net asset value may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

                             PORTFOLIO TRANSACTIONS

            CSAM is responsible for establishing, reviewing and, where necessary, modifying each Portfolio's investment program to achieve its investment objectives. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or OTC, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

            CSAM will select specific portfolio investments and effect transactions for each Portfolio and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, CSAM will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. CSAM may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Portfolio and/or other accounts over which CSAM exercises investment discretion. CSAM may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if CSAM determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of CSAM. Research and other services received due to brokerage business on behalf of the Portfolios may be useful to CSAM in serving its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to CSAM in carrying out its obligations to the Portfolios. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist CSAM in carrying out its responsibilities. For the fiscal year ended December 31, 1998, no brokerage commissions were paid by the Fixed Income and Global Fixed Income Portfolios to brokers and dealers who provided such research and other services. Research received from brokers or dealers is supplemental to CSAM's own research program. The fees to CSAM under its advisory agreements with each Portfolio are not reduced by reason of its receiving any brokerage and research services.

            The following table details amounts paid by each Portfolio in commissions to broker-dealers for execution of portfolio transactions during the period from March 31, 1997 (commencement of operations) through December 31, 1997 and the fiscal year ended December 31, 1998.

                                                1997             1998
                                           ---------------  -------------
Fixed Income Portfolio                             $18              $ 0

Global Fixed Income Portfolio                      $ 0              $ 0

            The table below shows the amounts of outstanding repurchase agreements that a Portfolio had, as of December 31, 1998, with Merrill Lynch & Co., one of the regular broker-dealers of each Portfolio.

             -------------------------------------------
             Fixed Income Portfolio           $ 38,000
             -------------------------------------------

             Global Fixed Income Portfolio    $129,000

             -------------------------------------------

            Investment decisions for each Portfolio concerning specific portfolio securities are made independently from those for other clients advised by CSAM. Such other investment clients may invest in the same securities as a Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which CSAM believes to be equitable to each client, including the Portfolios. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold for a Portfolio. To the extent permitted by law, securities to be sold or purchased for a Portfolio may be aggregated with those to be sold or purchased for such other investment clients in order to obtain best execution.

            In no instance will portfolio securities be purchased from or sold to CSAM or Credit Suisse Asset Management Securities, Inc. ("CSAMSI") or Credit Suisse First Boston ("CS First Boston") or any affiliated person of such companies.

            Transactions for the Portfolios may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Portfolios will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

            Each Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Portfolio will engage in this practice, however, only when CSAM, in its sole discretion, believes such practice to be otherwise in the Portfolio's interest.

                               PORTFOLIO TURNOVER

            A Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

            The Portfolios do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Portfolios deem it desirable to sell or purchase securities. Certain practices that may be employed by each Portfolio could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what CSAM believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold.

            It is not possible to predict the Portfolios' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in dealer markups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income.

                             MANAGEMENT OF THE TRUST

Officers and Board of Trustees

            The business and affairs of the Trust are managed by the Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts. The Board elects officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board. Under the Trust's Declaration of Trust, the Board may classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Trust.

            The names (and ages) of the Trust's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard H. Francis (67)               Trustee
40 Grosvenor Road                     Currently retired; Executive Vice
Short Hills, New Jersey 07078         President and Chief Financial Officer of
                                      Pan Am Corporation and Pan American
                                      World Airways, Inc. from 1988 to 1991;
                                      Director of The Infinity Mutual Funds,
                                      BISYS Group Incorporated;
                                      Director/Trustee of other Warburg Pincus
                                      Funds and other CSAM-advised investment
                                      companies.

Jack W. Fritz (72)                    Trustee
2425 North Fish Creek Road            Private investor; Consultant and
P.O. Box 483                          Director of Fritz Broadcasting, Inc. and
Wilson, Wyoming 83014                 Fritz Communications (developers and
                                      operators of radio stations); Director
                                      of Advo, Inc. (direct mail
                                      advertising); Director/Trustee of other
                                      Warburg Pincus Funds.

Jeffrey E. Garten (52)                Trustee
Box 208200                            Dean of Yale School of Management and
New Haven, Connecticut 06520-8200     William S. Beinecke Professor in the
                                      Practice of International Trade and
                                      Finance; Undersecretary of Commerce for
                                      International Trade from November 1993
                                      to October 1995; Professor at Columbia
                                      University from September 1992 to
                                      November 1993; Director/Trustee of other
                                      Warburg Pincus Funds.

James S. Pasman, Jr. (68)             Trustee
29 The Trillium                       Currently retired; President and Chief
Pittsburgh, Pennsylvania 15238        Operating Officer of National
                                      InterGroup, Inc. from April 1989 to
                                      March 1991; Chairman of Permian Oil Co.
                                      from April 1989 to March 1991; Director
                                      of Education Management Corp., Tyco
                                      International Ltd.; Trustee, BT
                                      Insurance Funds Trust; Director/Trustee
                                      of other Warburg Pincus Funds and other
                                      CSAM-advised investment companies.

William W. Priest* (57)               Chairman of the Board
153 East 53rd Street                  Chairman- Management Committee, Chief
New York, New York 10022              Executive Officer and Managing Director
                                      of CSAM (U.S.) since 1990; Director of
                                      TIG Holdings, Inc.; Director/Trustee of
                                      other Warburg Pincus Funds and other
                                      CSAM-advised investment companies.

Steven N. Rappaport (50)              Trustee
c/o Loanet, Inc.                      President of Loanet, Inc. since 1997;
153 East 53rd Street,                 Executive Vice President of Loanet, Inc.
Suite 5500                            from 1994 to 1997; Director, President,
New York, New York 10022              North American Operations, and former
                                      Executive Vice President from 1992 to
                                      1993 of Worldwide Operations of
                                      Metallurg Inc.; Executive Vice
                                      President, Telerate, Inc. from 1987 to
                                      1992; Partner in the law firm of Hartman
                                      & Craven until 1987; Director/Trustee of other Warburg Pincus Funds and other
                                      CSAM-advised investment companies.

----------------------
* Indicates a Director/Trustee who is an "interested person" of the Fund as defined in the 1940 Act.

Arnold M. Reichman* (51)              Vice Chairman of the Board
466 Lexington Avenue                  Managing Director and Chief Operating
New York, New York 10017-3147         Officer of CSAM; Associated with CSAM
                                      since CSAM acquired the Portfolios'
                                      predecessor adviser in July 1999; with
                                      the predecessor adviser since 1984;
                                      Officer of CSAMSI; Director of the
                                      RBB Fund, Inc.; Director/Trustee of
                                      other Warburg Pincus Funds.

Alexander B. Trowbridge (69)          Trustee
1317 F Street, N.W., 5th Floor        Currently retired; President of
Washington, DC 20004                  Trowbridge Partners, Inc. (business
                                      consulting) from January 1990 to
                                      November 1996; Director or Trustee of
                                      New England Mutual Life Insurance Co.,
                                      ICOS Corporation (biopharmaceuticals),
                                      IRI International (energy services), The
                                      Rouse Company (real estate development),
                                      Harris Corp. (electronics and
                                      communications equipment), The Gillette
                                      Co. (personal care products) and Sunoco, Inc. (petroleum refining and marketing);
                                      Director/Trustee of other Warburg Pincus
                                      Funds.

Eugene L. Podsiadlo (42)              President
466 Lexington Avenue                  Managing Director of CSAM; Associated with
New York, New York 10017-3147         CSAM since CSAM acquired the Portfolios'
                                      predecessor adviser in July 1999; with the predecessor adviser since 1991; Vice
                                      President of Citibank, N.A. from 1987 to
                                      1991; Officer of CSAMSI and of other
                                      Warburg Pincus Funds.

Hal Liebes, Esq. (34)                 Vice President and Secretary
153 East 53rd Street                  Director and General Counsel of CSAM;
New York, New York 10022              Associated with CSAM since 1995;
                                      Associated with CS First Boston
                                      Investment Management from 1994 to 1995;
                                      Associated with Division of Enforcement,
                                      U.S. Securities and Exchange Commission
                                      from 1991 to 1994; Officer of CSAMSI and of other Warburg Pincus Funds.

----------------------
* Indicates a Director/Trustee who is an "interested person" of the Fund as defined in the 1940 Act.

Michael A. Pignataro (39)             Treasurer and Chief Financial Officer
153 East 53rd Street                  Vice President and Director of Fund
New York, New York 10022              Administration of CSAM; Associated with
                                      CSAM since 1986; Officer of other
                                      Warburg Pincus Funds.

Janna Manes (31)                      Assistant Secretary
466 Lexington Avenue                  Vice President and Legal Counsel of CSAM;
New York, New York 10017-3147         Associated with CSAM since CSAM acquired
                                      the Portfolios' predecessor adviser in
                                      July 1999; with the predecessor adviser
                                      since 1996; Associated with the law firm of Willkie Farr & Gallagher from 1993 to
                                      1996; Officer of other Warburg Pincus
                                      Funds.

Stuart J. Cohen, Esq. (30)            Assistant Secretary
466 Lexington Avenue                  Vice President and Legal Counsel of CSAM;
New York, New York 10017-3147         Associated with CSAM since CSAM acquired
                                      the Portfolios' predecessor adviser in
                                      July 1999; with the predecessor adviser
                                      since 1997; Associated with the law firm of Gordon Altman Butowsky Weitzen Shalov &
                                      Wein from 1995 to 1997; Officer of other
                                      Warburg Pincus Funds.

Rocco A. DelGuercio (36)              Assistant Treasurer
153 East 53rd Street                  Assistant Vice President and
New York, New York 10022              Administrative Officer of CSAM;
                                      Associated with CSAM since June 1996;
                                      Assistant Treasurer, Bankers Trust Corp.
                                      -- Fund Administration from March 1994
                                      to June 1996; Mutual Fund Accounting
                                      Supervisor, Dreyfus Corporation from
                                      April 1987 to March 1994; Officer of other
                                      Warburg Pincus Funds.


No employee of CSAM or PFPC Inc., the Trust's co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Trust for acting as an officer or Trustee of the Trust. For each fund in the Warburg Pincus family of funds, each Director/Trustee who is not a director, trustee, officer or employee of CSAM, PFPC or any of their affiliates receives an annual fee of $500, $1,000 or $2,000 per fund for Director/Trustee services provided, $250 for each Board meeting attended and $250 for each Audit Committee meeting attended ($325 for the Chairman of the Audit Committee), in addition to reimbursement for expenses incurred in connection with attendance at Board meetings.

Trustees' Compensation
(for the fiscal year ended December 31, 1998)

                                                     Total Compensation from
                                       Total             all Investment
                                 Compensation from    Companies in Warburg
       Name of Trustee                 Trust          Pincus Fund Complex*
-------------------------------  -----------------   ------------------------
William W. Priest**                    None                   None

Arnold M. Reichman**                   None                   None

Richard N. Cooper***                  $2,150                 $56,600

Donald J. Donahue***                   $475                  $13,525

Richard H. Francis****                 None                   None

Jack W. Fritz                         $2,400                 $63,100

Jeffrey E. Garten****                 $1,925                 $49,325

Thomas A. Melfe***                    $2,400                 $60,700

James S. Pasman, Jr. ****              None                   None

Steven N. Rappaport****                None                   None

Alexander B. Trowbridge               $2,250                 $64,000

--------------------------
* Each Trustee also serves as a Director or Trustee of 39 investment companies in the Warburg Pincus family of funds.

** Mr. Priest and Mr. Reichman receive compensation as affiliates of CSAM, and, accordingly, receive no compensation from the Trust or any other investment company in the Warburg Pincus family of funds.

*** Mr. Donahue resigned as Trustee of the Trust effective February 6, 1998. Messrs. Cooper and Melfe resigned as Trustees of the Trust effective July 6, 1999.

**** Mr. Garten became a Trustee of the Trust effective February 6, 1998.
     Messrs. Francis, Pasman and Rappaport became Trustees of the Trust effective July 6, 1999.

      As of March 30, 1999, no Trustees or officers of the Trust owned any of the outstanding shares of the Portfolios.

Portfolio Managers

            M. Anthony E. van Daalen, Portfolio Manager of the Fixed Income Portfolio, also manages other Warburg Pincus Funds. Mr. van Daalen has been associated with CSAM since CSAM acquired the Portfolios' predecessor adviser in July 1999 and joined the predecessor adviser in 1992. Prior to that Mr. van Daalen was an assistant vice president, portfolio manager at Citibank in the Private Banking Group from 1985 to 1991. Mr. van

Daalen was a retail banking manager at The Connecticut Bank and Trust Co. from 1983 to 1985 and an analyst at Goldstein/Krall Market Research from 1982 to 1983. Mr. van Daalen earned a B.A. degree from Wesleyan University and a M.B.A. degree from New York University.

            Charles C. Van Vleet, Portfolio Manager of the Global Fixed Income Portfolio, also manages other Warburg Pincus Funds. Mr. Van Vleet has been associated with CSAM since CSAM acquired the Portfolios' predecessor adviser in July 1999 and joined the predecessor adviser in 1998. Prior to that Mr. Van Vleet was a senior vice president and senior global strategist at Putnam Investment Management from 1994 to 1998. Mr. Van Vleet served as vice president and senior portfolio manager at Alliance Capital Management. Mr. Van Vleet earned a B.A. degree from the University of California, Berkeley.

Investment Adviser and Co-Administrators

            CSAM, located at 153 East 53rd Street, New York, New York 10022, serves as investment adviser to the Portfolios. CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group ("Credit Suisse"). Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

            Prior to July 6, 1999, Warburg Pincus Asset Management, Inc. ("Warburg") served as investment adviser to the Portfolios. On that date, Credit Suisse acquired Warburg and combined Warburg with Credit Suisse's existing U.S.-based asset management business ("Credit Suisse Asset Management"). Consequently, the combined entity, CSAM, became the Portfolios' investment adviser. Credit Suisse Asset Management, formerly known as BEA Associates, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years.

            CSAM serves as investment adviser to each Portfolio, Counsellors Funds Service, Inc. ("Counsellors Service") serves as a co-administrator to the Trust and PFPC serves as a co-administrator to the Trust pursuant to separate written agreements (the "Advisory Agreements," the "Counsellors Service Co-Administration Agreement" and the "PFPC Co-Administration Agreement," respectively). CSAM, subject to the control of the Trust's officers and the Board, manages the investment and reinvestment of the assets of the Portfolios in accordance with each Portfolio's investment objective and stated investment policies. CSAM makes investment decisions for each Portfolio and places orders to purchase or sell securities on behalf of the Portfolio. CSAM also employs a support staff of management personnel to provide services to the Trust and furnishes the Trust with office space, furnishings and equipment.

            For the services provided by CSAM, the Trust pays CSAM a fee calculated at an annual rate equal to percentages of the relevant Portfolio's average daily net assets, as follows: Fixed Income Portfolio --.50% and Global Fixed Income Portfolio -- 1.00%. CSAM and the Portfolios' co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Portfolios.

            As co-administrator, Counsellors Service provides shareholder liaison services to the Portfolios, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between each Portfolio and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and developing and monitoring compliance procedures for the Portfolios. As compensation, each Portfolio pays Counsellors Service a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets.

            As a co-administrator, PFPC calculates each Portfolio's net asset value, provides all accounting services for the Portfolios and assists in related aspects of the Portfolios' operations. As compensation, each Portfolio pays PFPC a fee calculated at an annual rate of .05% of average daily net assets. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

            The advisory fees earned by CSAM's predecessor, Warburg, and the co-administration fees earned by PFPC and Counsellors Service, respectively, for the period from March 31, 1997 (commencement of operations) to December 31, 1997 and for the fiscal year ended December 31, 1998 are described below.

Advisory Fees earned by Warburg for the fiscal years ended December 31 (portions of fees waived, if any, are noted in parentheses next to the amount earned)*

----------------------------------------------------------
                     1997                    1998
                     ----                    ----
----------------------------------------------------------
Fixed         $ 2,166     ($2,166)   $ 6,619     ($ 6,619)

   Income
----------------------------------------------------------
Global Fixed  $12,047    ($12,047)   $16,787     ($16,787)

   Income
----------------------------------------------------------


------------------
* During the periods ended December 31, 1997 and 1998, Warburg also reimbursed expenses of $53,791 and $50,074, respectively, to the Fixed Income Portfolio and $50,728 and $32,729, respectively, to the Global Fixed Income Portfolio.

Co-Administration Fees earned by PFPC for the fiscal years ended December 31 (portions of fees waived, if any, are noted in parentheses next to the amount earned)

            -------------------------------------------------------
                                       1997             1998
            -------------------------------------------------------
            Fixed Income           $216   ($216)    $4,662  ($662)
            -------------------------------------------------------
            Global Fixed Income    $602   ($602)    $2,911  ($839)
            -------------------------------------------------------

Co-Administration Fees earned by Counsellors Service for the fiscal years ended December 31

            -----------------------------------------------
                                      1997         1998
            -----------------------------------------------
            Fixed Income              $433        $1,324
            -----------------------------------------------
            Global Fixed Income     $1,205        $1,679
            -----------------------------------------------

Custodians and Transfer Agent

            PFPC Trust Company ("PFPC Trust") serves as custodian of each Portfolio's U.S. assets and State Street Bank and Trust Company ("State Street") serves as custodian of each Portfolio's non-U.S. assets. Each custodian serves pursuant to separate custodian agreements (the "Custodian Agreements"). Under the Custodian Agreements PFPC Trust and State Street each (i) maintains a separate account or accounts in the name of the relevant Portfolio, (ii) holds and transfers portfolio securities on account of the relevant Portfolio, (iii) makes receipts and disbursements of money on behalf of the relevant Portfolio,
(iv) collects and receives all income and other payments and distributions on account of the relevant Portfolio's portfolio securities held by it and (v) makes periodic reports to the Board concerning the Trust's custodial arrangements. PFPC Trust may delegate its duties under its Custodian Agreement with the Trust to a wholly owned direct or indirect subsidiary of PFPC Trust or PNC Bank Corp. upon notice to the Trust and upon the satisfaction of certain other conditions. State Street is authorized to select one or more foreign banking institutions and foreign securities depositaries as sub-custodian on behalf of the relevant Portfolio and PFPC Trust is authorized to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Portfolios. PFPC Trust has entered into a sub-custodian agreement with PNC Bank, National Association ("PNC"), pursuant to which PNC provides asset safekeeping and securities clearing services. PFPC Trust and PNC are indirect wholly owned subsidiaries of PNC Bank Corp., and their principal business address is 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

            State Street also serves as the shareholder servicing, transfer and dividend disbursing agent of the Trust pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of each Portfolio, (ii) addresses and mails all communications by the Trust to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Trust. State Street has delegated to Boston Financial Data Services, Inc., an affiliate of

State Street ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

Distribution and Shareholder Servicing

             Distributor. CSAMSI serves as the distributor of the Portfolios. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017-3147.

            Shareholder Servicing. The Trust has authorized certain insurance companies ("Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the relevant Portfolio's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Trust may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Trust in proper form will be priced at the relevant Portfolio's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if a Portfolio's shares are purchased directly from the Trust.

            For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to
 .35% of the average annual value of accounts with the Trust maintained by such Service Organizations. Service Organizations may also be reimbursed for marketing costs. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

Organization of the Trust

            The Trust was organized on December 16, 1996 under the laws of the Commonwealth of Massachusetts as a "Massachusetts business trust." The Trust's Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Shares of two series have been authorized, which constitute the interests in the Portfolios. The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.

            When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share held and fractional votes for fractional shares held. Generally, shares of the Trust will vote by individual Portfolio on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Under current law, a Participating Insurance Company is required to request voting instructions from Variable Contract owners and must vote all Trust shares held in the separate account in proportion to the voting instructions received. Plans may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.

            Each Portfolio may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds; (ii) in the case of the Fixed Income Portfolio, with the Lehman Intermediate Government/Corporate Bond Index (an unmanaged index of government and corporate bonds calculated by Lehman Brothers); in the case of the Global Fixed Income Portfolio, with the Salomon Brothers World Government Bond Index (a hedged, market-capitalization weighted index designed to track major government debt markets), Lehman Brothers Aggregate Index and the Lipper World Income Average (an average of funds that invest primarily in non-U.S. dollar and U.S. dollar debt instruments); in the case of the Intermediate Government Fund, with the Lehman Intermediate Government Bond Index (an unmanaged index of government bonds calculated by Lehman Brothers); and in the case of the New York Municipal Portfolio, with the Lehman 5-Year Municipal Bond Index and the Lipper

New York Intermediate Municipal Debt Funds Average (an unmanaged index of 61 Intermediate Municipal Debt Funds calculated by Lipper Analytical Services); or
(iii) other appropriate indexes of investment securities or with data developed by CSAM derived from such indexes. A Portfolio may also include evaluations of the Portfolio published by nationally recognized ranking services and by financial publications such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Portfolio may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

            Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of a Portfolio. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from a Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the relevant Portfolio would be unable to meet its obligations, a possibility that CSAM believes is remote and immaterial. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the relevant Portfolio. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

            All shareholders of a Portfolio, upon liquidation, will participate ratably in the Portfolio's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

            Shares of the Portfolios may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies and through Plans, including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. The offering price of each Portfolio's shares is equal to its per share net asset value.

            Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

            If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Trust intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

                   ADDITIONAL INFORMATION CONCERNING TAXES

            The discussion set out below of tax considerations generally affecting the Trust and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors and their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

            Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Code. If it qualifies as a regulated investment company, a Portfolio will effectively pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, a Portfolio must, among other things: (i) distribute to its shareholders the sum of at least 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gains) plus at least 90% of its net tax-exempt interest income; (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (iii) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio (a) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Portfolio's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Portfolio's assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies) or of two or more issuers that the Portfolio controls and that are determined to be in the same or similar trades or businesses or related trades or businesses.

            If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the Portfolio may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

            In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code related to the tax-deferred status of insurance company separate accounts. To comply with regulations under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the United States Treasury and each U.S. government agency or instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a Variable Contract owner's control of the investments of a separate account may cause the Variable Contract owner, rather than the Participating Insurance Company, to be treated as the owner of the assets held by the separate account. If the Variable Contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the Variable Contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Portfolios will be able to operate as currently described, or that the Trust will not have to change the investment goal or investment policies of a Portfolio. While a Portfolio's investment goal is fundamental and may be changed only by a vote of a majority of the Portfolio's outstanding shares, the Board reserves the right to modify the investment policies of a Portfolio as necessary to prevent any such prospective rules and regulations from causing a Variable Contract owner to be considered the owner of the shares of the Portfolio underlying the separate account.

            A Portfolio's short sales against the box, if any, and transactions, if any, in foreign currencies, forward contracts, options and futures contracts (including options, futures contracts and forward contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio, defer Portfolio losses and cause the Portfolio to be subject to hyperinflationary currency rules. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require a Portfolio to mark-to-market certain types of its positions (i.e., treat them as if they were closed out) and (ii) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in a short sale against-the-box or acquires any foreign currency, forward contract, option, futures contract or hedged investment so that (a) neither the Portfolio nor its shareholders will be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received, (b) the Portfolio will be able to use substantially all of its losses for the fiscal years in which the losses actually occur and (c) the Portfolio will continue to qualify as a regulated investment company.

            Investments by a Portfolio in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity. Under the U.S. federal tax laws, the Portfolio will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Portfolio.

            Because shares of a Portfolio may only be purchased through Variable Contracts and Plans, it is anticipated that dividends and distributions will be exempt from current taxation if left to accumulate within the Variable Contracts or Plans.

            Income received by a Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. The foreign taxes paid by a Portfolio will reduce its return from investments in such Portfolio.

                          DETERMINATION OF PERFORMANCE

            From time to time, a Portfolio may quote its total return or yield in advertisements or in reports and other communications to shareholders. The average annual total returns for the Portfolios for the fiscal periods ended December 31, 1998, were as follows (performance figures calculated without the waiver of fees by a Portfolio's service providers, if any, are noted in italics):

--------------------------------------------------------------------------------
                                      One-Year           Since Inception (Date)
                                      --------           ----------------------

--------------------------------------------------------------------------------
Fixed Income                      8.08%         5.87%       17.76%         7.38%
                                                         (3/31/97)

--------------------------------------------------------------------------------
Global Fixed Income              12.09%         8.81%       15.47%         8.22%
                                                         (3/31/97)

--------------------------------------------------------------------------------

            These total return figures show the average percentage change in value of an investment in a Portfolio from the beginning of the measurement period to the end of the measurement period. The figures reflect changes in the price of the Portfolio's shares assuming that any income dividends and/or capital gain distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year, quarterly or current year-to-date basis).

            Total return is calculated by finding the average annual compounded rates of return for the one-, five-, and ten- (or such shorter period as the Portfolio has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)n = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period.

            When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of any Portfolio's return over a longer market cycle. A Portfolio may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the relevant Portfolio for the specific period. Aggregate and average total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

            A Portfolio may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. A Portfolio may advertise average annual calendar-year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Portfolio's total return in longer market cycles.

            Yield is calculated by annualizing the net investment income generated by a Portfolio over a specified thirty-day period according to the following formula:
                                       6
                  YIELD = 2[(  a-b  +1) -1]
                              -----
                               cd

            For purposes of this formula: "a" is dividends and interest earned during the period; "b" is expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.

            Each Portfolio's 30-day annualized current yield as of December 31, 1998 was as follows (figures calculated without the waiver of fees by a Portfolio's service provider(s), if any, are noted in italics):

                          With waivers              Without waivers
                          ------------              ---------------
Fixed Income:                    4.63%                      (1.05%)
Global Fixed Income:             4.71%                      (0.43%)

            A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Portfolio's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Performance quotations for the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Plan, which would reduce the returns described in this section.

            Each Portfolio may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds; (ii) in the case of the Fixed Income Portfolio, with the Lehman Intermediate Government/Corporate Bond Index (an unmanaged index of government and corporate bonds calculated by Lehman Brothers); and in the case of the Global Fixed Income Portfolio, with the Salomon Brothers World Government Bond Index (a hedged, market-capitalization weighted index designed to track major government debt markets), Lehman Brothers Aggregate Index and the Lipper World Income Average (an average of funds that invest primarily in non-U.S. dollar and U.S. dollar debt instruments); or (iii) other appropriate indexes of investment securities or with data developed by CSAM derived from such indexes. A Portfolio may also include evaluations of the Portfolio published by nationally recognized ranking services and by financial publications such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Portfolio Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Portfolio may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

            In reports or other communications to investors or in advertising, each Portfolio may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, a Portfolio and its portfolio managers may render periodic updates of Portfolio activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Portfolio with respect to relevant market industry benchmarks. Each Portfolio may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

            PricewaterhouseCoopers LLP ("PwC"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Trust. The financial statements that are incorporated by reference in this Statement of Additional Information have been audited by PwC, whose report thereon appears elsewhere herein and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

            Willkie Farr & Gallagher serves as counsel for the Trust and provides legal services from time to time for CSAM, Counsellors Service and CSAMSI.

                              FINANCIAL STATEMENTS

            The Trust's audited Annual Report dated December 31, 1998, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the Portfolios included therein. The Trust will furnish without charge a copy of its Annual Report upon request by calling the Trust at 1-800-222-8977.

                                  MISCELLANEOUS

            The Portfolios and the Trust are not sponsored, endorsed, sold or promoted by Warburg, Pincus & Co. Warburg, Pincus & Co. makes no representation or warranty, express or implied, to the owners of the Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Portfolios particularly.
Warburg, Pincus & Co. licenses certain trademarks and trade names of Warburg, Pincus & Co., and is not responsible for and has not participated in the calculation of the Portfolios' net asset value, nor is Warburg, Pincus & Co. a distributor of the Portfolios. Warburg, Pincus & Co. has no obligation or liability in connection with the administration, marketing or trading of the Portfolios.

            As of March 30, 1999, the following persons owned of record 5% or more of each Portfolio's outstanding shares:

                             FIXED INCOME PORTFOLIO

       United Life & Annuity                           77.80%
       Separate Account One
       c/o Marketing One Inc.
       Attn:  Ron Hyde
       851 SW Sixth Avenue
       Portland, OR  97204

       Warburg Pincus Asset Mgmt                       22.20%
       Attn:  Stephen Distler
       466 Lexington Ave., 10th Floor
       New York, NY  10017-3140

                          GLOBAL FIXED INCOME PORTFOLIO

       Warburg Pincus Asset Mgmt                      100.00%
       Attn:  Stephen Distler
       466 Lexington Ave., 10th Floor
       New York, NY  10017-3140

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Corporate Bond Ratings

            The following summarizes the ratings used by S&P for corporate bonds:

            AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

            AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

            A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

            BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

            BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

            B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

            CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

            CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

            C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

            Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

            To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

            D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

            The following summarizes the ratings used by Moody's for corporate bonds:

            Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

            A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

            B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

            Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

            Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

            C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

 Short-Term Note Ratings

            The following summarizes the two highest ratings used by S&P for short-term notes:

            SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

            SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

            The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

            MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

            MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Commercial Paper Ratings

            The following summarizes the two highest ratings for commercial paper used by S&P and Moody's, respectively:

            Commercial paper rated A-1 by S&P's indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

            The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Municipal Obligations Ratings

            The following summarizes the ratings used by S&P for Municipal
Obligations:

            AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

            AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

            A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

            BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

            BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

            B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

            CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

            CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

            C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

            Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

            To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

            D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

            The following summarizes the highest four municipal ratings used by
Moody's:

            Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa - Bonds which are rated as are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

            A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

            B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

            Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

            Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

            C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.